Principal Funds, Inc.
LargeCap Growth Fund I

Supplement dated July 7, 2026
to the Prospectus and Statement of Additional Information
both dated March 1, 2026 (as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
A supplement dated June 15, 2026 included the removal of T. Rowe Price Associates, Inc. (“T. Rowe”) as sub-advisor to the LargeCap Growth Fund I (the “Fund”) on or about June 30, 2026. However, T. Rowe will remain as a sub-advisor to the Fund to manage certain private investments of the Fund.
Accordingly, do not remove references to T. Rowe throughout the Fund’s Prospectus and SAI.

The changes described below are being made to the Prospectus.
MANAGEMENT OF THE FUNDS
Under The Sub-Advisors section, replace the section for T. Rowe Price Associates, Inc. with the following:

Sub-Advisor:
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 1307 Point Street, Baltimore, MD 21231, has over 75 years of investment management experience. T. Rowe manages certain private investments for the LargeCap Growth Fund I.

Fund(s):	a portion of LargeCap Growth I
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